            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement on Form S-1 of Commonwealth Income & Growth Fund VI of our report dated September 13, 2007 relating to the April 30, 2007 financial statement of Commonwealth Income & Growth Fund VI, which appears in the Prospectus, which is a part of this Post-effective Amendment No. 1 to the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ ASHER & COMPANY, Ltd.
---------------------------------
Philadelphia, Pennsylvania
September 28, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement on Form S-1 of Commonwealth Income & Growth Fund VI of our report dated September 13, 2007 relating to the February 28, 2007 financial statement of Commonwealth Income & Growth Fund, Inc., which appear in the Prospectus, which is a part of this Post-effective Amendment No. 1 to the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ ASHER & COMPANY, Ltd.
---------------------------------
Philadelphia, Pennsylvania
September 28, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement on Form S-1 of Commonwealth Income & Growth Fund VI of our report dated August 16, 2007 relating to the February 28, 2007 and 2006 consolidated financial statements of Commonwealth Capital Corp. and Subsidiaries, which appear in the Prospectus, which is a part of this Post-effective Amendment No. 1 to the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ ASHER & COMPANY, Ltd.
---------------------------------
Philadelphia, Pennsylvania
September 28, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement on Form S-1 of Commonwealth Income & Growth Fund VI of our report dated February 1, 2006 relating to the January 31, 2006 financial statement of Commonwealth Income & Growth Fund VI, which appears in the Prospectus, which is a part of this Post-effective Amendment No. 1 to the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                                                 /s/ ASHER & COMPANY, Ltd.

Philadelphia, Pennsylvania
September 28, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement on Form S-1 of Commonwealth Income & Growth Fund VI of our report dated June 29, 2006 relating to the February 28, 2006 and 2005 consolidated financial statements of Commonwealth Capital Corp. and Subsidiaries, which appear in the Prospectus, which is a part of this Post-effective Amendment No. 1 to the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




                                                 /s/ ASHER & COMPANY, Ltd.

Philadelphia, Pennsylvania
September 28, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement on Form S-1 of Commonwealth Income & Growth Fund VI of our report dated July 17, 2006 relating to the February 28, 2006 financial statement of Commonwealth Income & Growth Fund, Inc., which appear in the Prospectus, which is a part of this Post-effective Amendment No. 1 to the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




                                                 /s/ ASHER & COMPANY, Ltd.
Philadelphia, Pennsylvania
September 28, 2007